SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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L-1 IDENTITY SOLUTIONS, INC.
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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials L-1 IDENTITY SOLUTIONS, INC. L-1 IDENTITY SOLUTIONS, INC. 177 BROAD STREET, 12TH FLOOR STAMFORD, CT 06901 Meeting Information Meeting Type: Annual For holders as of: 3/10/09 Date: 5/6/2009 Time: 2:30 p.m. Location: Hyatt Regency Grenwich 1800 East Putnam Avenue Old Grenwich, CT 06870 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. R1LID1

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 4/22/09. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. R1LID2

Voting Items The Board of Directors recommends a vote “FOR” all nominees listed and “FOR” Proposals 2, 3 and 4. 1. Election of Directors Nominees: 01) B. G. Beck 02) James M. Loy 03) Peter Nessen 2. To permit our Series A Convertible Preferred stock, par value $0.001 per share, which is held by Robert V. LaPenta, our Chairman, President and Chief Executive Officer, to become convertible into shares of our common stock, par value $0.01 per share at a conversion price of $13.19 per share, subject to specified adjustments 3. To amend the L-1 Identity Solutions, Inc. 2006 Employee Stock Purchase Plan to increase the number of shares of our common stock available for issuance under such plan from 500,000 to 2,500,000 4. Ratification of selection of Deloitte & Touche LLP as independent registered public accountants for L-1 Identity Solutions, Inc. for the year ending December 31, 2009 R1LID3